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                                                                Exhibit 99.2


NEWS RELEASE

THE LACLEDE GROUP
----------------------------------------------------------------------------
                                      720 OLIVE STREET, ST. LOUIS, MO 63101


                                      CONTACT: George L. Csolak
                                               (314) 342-0652

FOR IMMEDIATE RELEASE

THE LACLEDE GROUP ANNOUNCES
THIRD QUARTER AND YEAR-TO-DATE EARNINGS

         ST. LOUIS, MO., July 29, 2004 -- The Laclede Group, Inc. (NYSE: LG) today announced improved earnings for the third quarter of its fiscal year 2004 over the same period last year and also for the first nine months of the fiscal year.

         Earnings for the quarter that ended June 30, 2004 were $.19 per share, compared with $.11 per share earned during the same period last year. The increase in earnings from last year is primarily due to improved results from SM&P Utility Resources, Inc., (SM&P), one of the nation's major underground facilities locating and marking service companies, and to a lesser extent from Laclede Energy Resources, Inc., (LER), a non-regulated natural gas marketing and management company.

         The 2004 quarterly results of Laclede Gas Company, Missouri's largest natural gas distribution company, were essentially the same as last year. Laclede Gas experienced higher earnings from sales in its service area this year as well as higher revenues from off-system sales and capacity release; however, such benefits were offset by higher interest expense reflecting the Utility's recent debt offerings and increases in other operating expenses.

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         Earnings for the nine-month period ended June 30, 2004 were $2.16 per share, compared with $2.04 per share for the same nine-month period last year, even though the weather during this period was 14% warmer than last year and 13% warmer than normal. The increase in earnings is principally due to the full-year effect of implementation of a 2002 general rate increase by Laclede Gas (including a rate structure designed to provide the ability to recover distribution costs in a manner that is significantly less sensitive to weather while mitigating the effect of weather on customers' bills), a one-time non-operating benefit at Laclede Gas related to its interest as a policyholder in the sale of a mutual insurance company, higher revenues from off-system sales and capacity release, and improved results from SM&P and LER.

         Due to the seasonal nature of the core natural gas utility business, Laclede Group's earnings are typically concentrated in the colder months of the year. While the Company's non-utility operations provide some offset to this seasonal pattern, Laclede Group normally experiences losses during the fourth quarter months of July through September.

         Note: This news release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company's future operating results may be affected by various uncertainties and risk factors, many of which are beyond the Company's control, including weather conditions, governmental and regulatory policy and action, the competitive environment and economic factors. For a more complete description of these uncertainties and risk factors, see the Company's Form 10-Q for the quarter ended March 31, 2004, filed with the Securities and Exchange Commission.

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                                      UNAUDITED

STATEMENTS OF CONSOLIDATED INCOME


THE LACLEDE GROUP, INC.
(Thousands, Except Per Share Amounts)

                                                                      THREE MONTHS ENDED               NINE MONTHS ENDED
                                                                           JUNE 30,                         JUNE 30,
                                                                    ----------------------           ----------------------
                                                                      2004          2003                2004          2003
                                                                      ----          ----                ----          ----
OPERATING REVENUES:
    Regulated
      Gas distribution . . . . . . . . . . . . . . . . . . .        $125,870      $114,207           $  784,118    $688,828
    Non-Regulated
      Services . . . . . . . . . . . . . . . . . . . . . . .          34,973        27,276               69,771      75,414
      Gas marketing. . . . . . . . . . . . . . . . . . . . .          80,475        41,762              192,938     118,903
      Other. . . . . . . . . . . . . . . . . . . . . . . . .           3,742         3,350                5,825       5,800
                                                                    --------      --------           ----------    --------
                        Total operating revenues                     245,060       186,595            1,052,652     888,945
                                                                    --------      --------           ----------    --------

OPERATING EXPENSES:
    Regulated
      Natural and propane gas. . . . . . . . . . . . . . . .          68,855        60,293              532,414     442,054
      Other operation expenses . . . . . . . . . . . . . . .          28,411        27,097               90,702      88,084
      Maintenance. . . . . . . . . . . . . . . . . . . . . .           4,599         4,583               13,669      13,977
      Depreciation and amortization. . . . . . . . . . . . .           5,746         5,579               17,115      16,668
      Taxes, other than income taxes . . . . . . . . . . . .          12,018        11,553               51,747      48,260
                                                                    --------      --------           ----------    --------
                        Total regulated operating expenses           119,629       109,105              705,647     609,043

    Non-Regulated
      Services . . . . . . . . . . . . . . . . . . . . . . .          29,619        24,721               69,468      78,666
      Gas marketing. . . . . . . . . . . . . . . . . . . . .          78,567        40,381              188,668     115,228
      Other. . . . . . . . . . . . . . . . . . . . . . . . .           3,690         3,185                5,461       5,269
                                                                    --------      --------           ----------    --------
                        Total operating expenses                     231,505       177,392              969,244     808,206
                                                                    --------      --------           ----------    --------
OPERATING INCOME . . . . . . . . . . . . . . . . . . . . . .          13,555         9,203               83,408      80,739
                                                                    --------      --------           ----------    --------
OTHER INCOME AND (INCOME DEDUCTIONS) - NET . . . . . . . . .              65           (68)               3,402         974
                                                                    --------      --------           ----------    --------

INTEREST CHARGES:
    Interest on long-term debt . . . . . . . . . . . . . . .           6,207         4,945               15,836      15,355
    Interest on long-term debt to unconsolidated
      affiliate trust. . . . . . . . . . . . . . . . . . . .             893           866                2,626       1,877
    Other interest charges . . . . . . . . . . . . . . . . .             565           810                2,649       3,112
                                                                    --------      --------           ----------    --------
                        Total interest charges                         7,665         6,621               21,111      20,344
                                                                    --------      --------           ----------    --------
INCOME BEFORE INCOME TAXES . . . . . . . . . . . . . . . . .           5,955         2,514               65,699      61,369
INCOME TAX EXPENSE . . . . . . . . . . . . . . . . . . . . .           2,192           476               23,774      22,635
                                                                    --------      --------           ----------    --------
NET INCOME. . . . . . . . . . . . . . .. . . . . . . . . . .           3,763         2,038               41,925      38,734
DIVIDENDS ON REDEEMABLE PREFERRED STOCK - LACLEDE GAS. . . .              16            16                   47          47
                                                                    --------      --------           ----------    --------
NET INCOME APPLICABLE TO COMMON STOCK. . . . . . . . . . . .        $  3,747      $  2,022           $   41,878    $ 38,687
                                                                    ========      ========           ==========    ========

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING. . . . . . . . .          19,863        19,044               19,381      19,002
BASIC EARNINGS PER SHARE OF COMMON STOCK . . . . . . . . . .           $0.19         $0.11                $2.16       $2.04
DILUTED EARNINGS PER SHARE OF COMMON STOCK . . . . . . . . .           $0.19         $0.11                $2.16       $2.04

CERTAIN PRIOR-PERIOD AMOUNTS HAVE BEEN RECLASSIFIED TO CONFORM TO
CURRENT-YEAR PRESENTATION.
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